DISTRIBUTION OF PROFITS	12 Months Ended
Dec. 31, 2014
DISTRIBUTION OF PROFITS

16. DISTRIBUTION OF PROFITS

As stipulated by the relevant laws and regulations applicable to the PRC’s FIEs, the Company’s PRC subsidiaries are required to make appropriations from net income as determined under accounting principles generally accepted in the PRC (“PRC GAAP”) to non-distributable reserves, which represent a general reserve. Wholly owned PRC subsidiaries are required to make appropriations to the general reserve of not less than 10% of the profit after tax as determined under PRC GAAP. The appropriations to statutory surplus reserve are required until the balance reaches 50% of the subsidiaries’ registered capital. Subsidiaries that are joint-venture companies are required to make appropriations to the general reserve from the profit after tax as determined under PRC GAAP at a percentage subject to the discretion of their boards of directors.

The general reserve is used to offset future extraordinary losses. Upon a resolution passed by the shareholders and approval by the original approval authority, the subsidiaries may convert the general reserve into capital. These reserves represent appropriations of the retained earnings determined in accordance with Chinese law. Appropriations to general reserves by the Company’s PRC subsidiaries totaled $31.6 million, $39.5 million and $45.2 million as of December 31, 2012, 2013 and 2014, respectively. Accordingly, these amounts are not available for distribution to the Company.

As a result of these PRC laws and regulations, the Company is restricted in its ability to transfer the restricted net assets to the Company in the form of dividends, loans or advances. The restricted portion amounted to $234.2 million as of December 31, 2014.